UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 29, 2010 (December 24, 2010)

CHINA POWER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34230	22-3969766
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 12, Gongyuan Road
Kaifeng City, Henan Province 475002
People’s Republic of China
(Address of Principal Executive Offices)

(86) 378 299 6222
(Registrant’s Telephone Number, Including Area Code)

__________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure provided under Item 5.02 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 24, 2010, the board of directors (the “Board”) of China Power Technology, Inc. (the “Company”), in accordance with Article III of the Company’s Amended and Restated Bylaws, fixed the size of the Board of the Company at five members. The Board then appointed Messrs. Shiyong Fan, Fei He, Remington Hu and Zhenduo Liu to fill the newly created vacancies. Messrs. He, Hu and Zhenduo have been appointed to serve as independent directors (the “Independent Directors”). The Board also determined that each of the Independent Directors constitutes an “independent director” as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules (the “NADAQ Listing Rules”).

Shiyong Fan

Mr. Fan became our chief operating officer on June 1, 2010. Before that he was chief operating officer of Desheng Boiler from 2008, responsible for operation and policy research. He served as general manager assistant at Veolia China, a Fortune 500 company from 2006 to 2008 Mr. Fan has overseas work experience, having served as managing director of Fortune Star Trading Company from 2004 to 2006. He also has ten years’ experience in government, serving as secretary of Mayor of Zhengzhou City from 1990 to 2001. Mr. Fan holds an MBA from Victoria University of Wellington, New Zealand.

Fei He

Mr. He has been appointed to serve on the audit committee, compensation committee and nominating and governance committee of the board, and as chairman of the compensation committee. Mr. He has been an independent director of Shengtai Pharmaceutical, Inc., a publicly traded company in the U.S., since June 2010. He is Strategy and M&A Director of Royal DSM N.V. (China), a life sciences and materials sciences company, responsible for strategy and mergers and acquisitions since 2007. From 2005 to 2007, he worked for A.T. Kearney, a global management consulting company, in China and led the strategic consultation for several merger and acquisition projects in the hitech industries in China. Before returning to China in 2005, Mr. He was a director of the WOLVERINE Venture Capital Fund in the United States from 2002 to 2005. Prior to that, he worked for Pfizer in the United States since 1998 in several positions, as post-doctoral researcher, senior scientist and business development manager. Mr. He graduated with a B.Sc. from Beijing University, Beijing, China in 1990 and with a Ph. D. of Chemistry from University of California, Davis in 1998. Mr. He also obtained an MBA from University of Michigan Ross School of Business in 2004.

Remington Hu

Mr. Hu has been appointed to serve on the audit committee, compensation committee and nominating and governance committee of the board, and as chairman of the audit committee. Mr. Hu is the founder and Chief Enabler of Wharton Leadership Academy Training and Education where he is in charge of training program design, development and delivery for Chinese corporations and individuals. From 2008 through 2009, Mr. Hu served as Chief Financial Officer of Yucheng Technologies Limited (Nasdaq: YTEC). He also served as Chief Representative for China at CVM Capital Partners, a venture capital firm, from 2004 through 2007. Mr. Hu currently serves as director and audit committee chairman of China Information Technology, Inc. (Nasdaq: CNIT). Mr. Hu obtained his Bachelor’s of Science from National Chiao Tung University and his Master’s of Business Administration from The Wharton School of the University of Pennsylvania. Based on Mr. Hu’s experience with public companies, extensive knowledge of finance and accounting and technical background, we believe Mr. Hu has the experience, qualifications, attributes and skills to serve as a member of the board of the Company.

Zhenduo Liu

Mr. Liu has been appointed to serve on the audit committee, compensation committee and nominating and governance committee of the board, and as chairman of the governance and nominating committee. Mr. Liu is the president of the Industrial Boiler Branch of China Electrical Equipment Industry Association (CIBB). From 1997 to 2009, he served as the vice president of Shanghai Electric (Group) Corporation, one of the three largest power supply groups in China. From 2005 to 2009, he served as a director and the general manager of Shanghai Mechanical and Electrical Industry Co., Ltd. In 2007, he was also appointed as the executive director and the president of the board of directors of Shanghai Prime Machinery Co., Ltd., a Hong Kong-listed company. Mr. Liu graduated in 1986 from Shanghai University of Finance and Economics where he majored in industrial economics. In 2000, he received a degree from the Graduate School of East China Normal University and an MBA from the Asia International Open University (Macau). Based on Mr. Liu’s extensive industry and management experience, including his knowledge of the boiler industry, we believe Mr. Liu is a suitable candidate to serve as a member of the board of the Company.

In connection with these appointments, the Company entered into an agreement with each Independent Director setting forth the terms of their appointments. Under the agreements, Messrs. He, Hu and Liu are entitled to receive $25,000, $30,000 and RMB 60,000 (or approximately $9,050), respectively, as an annual director’s fee, which will be payable monthly. Copies of the agreements with Messrs. He, Hu and Liu are attached to this report as Exhibits 10.1, 10.2 and 10.3 respectively.

There are no arrangements or understandings between any of the Independent Directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any Independent Director that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 24, 2010, the Board adopted a new Code of Ethics. The Code of Ethics applies to all employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of the Code of Ethics is attached hereto as Exhibit 14.1 and is incorporated herein by reference. The Code of Ethics will be posted on the corporate governance page of the Company's website at http://www.chinapowerti.com as soon as practicable.

Item 8.01.	Other Events

On December 24, 2010, the Board, including the Independent Directors, established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee and appointed each of the Independent Directors to each committee. Mr. Remington Hu was appointed as the Chair of the Audit Committee; Mr. Fei He was appointed as the Chair of the Compensation Committee; and Mr. Zhenduo Liu was appointed as the Chair of the Governance and Nominating Committee. The Board also determined that Mr. Remington Hu possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 5605(c)(2)A) of the NASDAQ Listing Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. Copies of the Audit Committee Charter, the Compensation Committee Charter, and the Governance and Nominating Committee Charter are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. Each committee charter will also be posted on the corporate governance page of the Company's website at http://www.chinapowerti.com as soon as practicable.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits

Exhibit No.	Description

10.1	Independent Director’s Contract, dated as of December 24, 2010, by and between China Power Technology, Inc. and Fei He.
10.2	Independent Director’s Contract, dated as of December 24, 2010, by and between China Power Technology, Inc. and Remington Hu.
10.3	Independent Director’s Contract, dated as of December 24, 2010, by and between China Power Technology, Inc. and Zhenduo Liu.
14.1	China Power Technology, Inc. Code of Ethics, adopted December 24, 2010.
99.1	China Power Technology, Inc. Audit Committee Charter, adopted December 24, 2010.
99.2	China Power Technology, Inc. Compensation Committee Charter, adopted December 24, 2010.
99.3	China Power Technology, Inc. Governance and Nominating Committee Charter, adopted December 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Power Technology, Inc.

Date: December 29, 2010

/s/ Simon D. Liu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Independent Director’s Contract, dated as of December 24, 2010, by and between China Power Technology, Inc. and Fei He.
10.2	Independent Director’s Contract, dated as of December 24, 2010, by and between China Power Technology, Inc. and Remington Hu.
10.3	Independent Director’s Contract, dated as of December 24, 2010, by and between China Power Technology, Inc. and Zhenduo Liu.
14.1	China Power Technology, Inc. Code of Ethics, adopted December 24, 2010.
99.1	China Power Technology, Inc. Audit Committee Charter, adopted December 24, 2010.
99.2	China Power Technology, Inc. Compensation Committee Charter, adopted December 24, 2010.
99.3	China Power Technology, Inc. Governance and Nominating Committee Charter, adopted December 24, 2010.